BlackRock Index Funds, Inc.

BlackRock S&P 500 Index Fund

BlackRock FundsSM

BlackRock Index Equity Portfolio

(each, a “Fund” and together, the “Funds”)

Supplement dated July 5, 2012 to the Prospectuses of each Fund

The Board of Directors/Trustees of each of BlackRock Index Funds, Inc. and BlackRock FundsSM has determined that it is in the best interests of each of the Funds (in this capacity each, a “Target Fund”) to enter into a reorganization transaction with BlackRock S&P 500 Stock Fund, a series of BlackRock Funds III (the “Acquiring Fund”). Each proposed transaction is referred to as a “Reorganization.” The Target Fund and the Acquiring Fund for each Reorganization are shown in the table below.

Target Funds	Acquiring Fund
BlackRock S&P 500 Index Fund	BlackRock S&P 500 Stock Fund
BlackRock Index Equity Portfolio	BlackRock S&P 500 Stock Fund

In each Reorganization, each Target Fund’s assets would be transferred to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the respective Target Fund and the issuance of shares of the Acquiring Fund. If the Reorganization is completed, shareholders of the Target Fund will receive shares of the Acquiring Fund, the aggregate net asset value of which will be equal to the aggregate net asset value of the shares they held in the Target Fund on the date of the Reorganization, after which the Target Fund will cease operations. Each Target Fund invests all of its investable assets in the Master S&P 500 Index Series, a series of Quantitative Master Series LLC (the “Target Master Portfolio”). The Acquiring Fund invests all of its investable assets in S&P 500 Stock Master Portfolio, a series of Master Investment Portfolio (the “Acquiring Master Portfolio”). Each Reorganization is contingent on the completion of the reorganization of the Target Master Portfolio into the Acquiring Master Portfolio. Each Reorganization is not, however, contingent on the completion of the other Reorganization.

Each Target Fund is required to obtain a shareholder vote to complete its Reorganization and expects to convene a special meeting of its shareholders on or about October 12, 2012, to vote on the approval of its Reorganization. Shareholders of record of each such Target Fund as of August 14, 2012 (the “Record Date”) are entitled to notice of and to vote at the special meeting, and they will receive proxy materials describing the relevant Reorganization. If approved, each Reorganization is expected to close in the fourth quarter of 2012.

Until a Reorganization is completed, each Target Fund will continue sales and redemptions of its shares as described in its Prospectus. However, holders of shares purchased after the Record Date set for each special meeting of shareholders will not be entitled to vote those shares at the special meeting.

Shareholders should retain this Supplement for future reference.

ALLPRO-S&PIE-0712SUP